GUINNESS ATKINSON FUNDS

ALTERNATIVE ENERGY FUND (GAAEX)

ASIA FOCUS FUND (IASMX)

ASIA PACIFIC DIVIDEND FUND (GAADX)

CHINA & HONG KONG FUND (ICHKX)

GLOBAL ENERGY FUND (GAGEX)

GLOBAL INNOVATORS FUND (IWIRX)

Supplement dated January 29, 2010 to
STATEMENT OF ADDITIONAL INFORMATION
dated May 1, 2009

The following table replaces the table of officers on page 33, such appointments effective September 14, 2009:

Officers
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (51)	President	Since April 2003
Chief Executive Officer and Director of Guinness Atkinson, since November 2002.  Director of Guinness Asset Management Ltd. since 2003. Principal of ORBIS Marketing, a mutual fund marketing and advertising firm since November 2001.

Richard F. Cook, Jr. (58)	Chief Compliance Officer	Since December 2005
Officer of Foreside Fund Services, LLC since November 2005, and Director of Foreside Compliance Services LLC, since January 2006.  From 2002, Founder and Managing Member of NorthLake, LLC.  From 1985 to 2002, Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust.

Rita Dam (43)	Treasurer	Since September 2009
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006), Vice President, the Wadsworth Group, a mutual fund administration and consulting services provider (1994 – 2001).

Joy Ausili (43)	Secretary & Assistant Treasurer	Since September 2009
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, the Wadsworth Group, a mutual fund administration and consulting services provider (1997 – 2001).

Sardjono Kadiman (34)	Assistant Treasurer	Since September 2009
Assistant Vice President, Mutual Fund Administration Corp. (2008 – present); Compliance Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2008); Senior Fund Administrator, the Wadsworth Group, a mutual fund administration and consulting services provider (1998 – 2001).

The following paragraphs are inserted immediately after the section entitled “THE ADMINISTRATOR” which begins on page 43, and replaces the language from the heading to the table on page 44:

THE ADMINISTRATOR

Effective September 14, 2009, Mutual Fund Administration Corporation acts as the Administrator to the Funds under an Administration Agreement.  For its services as administrator, Mutual Fund Administration Corp. is entitled to receive a monthly fee calculated at a rate of 0.05% of the first $250 million of the aggregate average daily net assets of the Funds, 0.03% of the next $250 million of the aggregate average daily net assets of the Funds and 0.01% thereafter of the aggregate average daily net assets of the Funds, subject to a $132,000 annual minimum.  The Administrator is also entitled to reimbursement for certain out of pocket expenses.

The Funds’ prior Administrator was U.S. Bancorp Fund Services, LLC, which served as Administrator through September 14, 2009.   For its services as administrator to the Alternative Energy, Asia Focus, Asia Pacific Dividend and China & Hong Kong Funds, U.S. Bancorp Fund Services, LLC was entitled to receive a monthly fee equal to, on an annual basis, a fee, 0.10% of the first $100 million of each Fund’s average daily net assets, 0.05% of the next $100 million of each Fund’s average daily net assets, and 0.03% thereafter, subject to a $20,000 annual minimum, except China & Hong Kong Fund is subject to a $40,000 annual minimum.  Prior to April 30, 2005, the U.S. Bancorp Fund Services, LLC was entitled to receive from each of the Asia Focus and China & Hong Kong Funds a monthly fee equal to, on an annual basis 0.25% of each such Fund’s average daily net assets.  For its services as administrator to the Global Innovators and Global Energy Funds, the U.S. Bancorp Fund Services, LLC was entitled to receive a monthly fee equal to, on an annual basis, 0.05% of each Fund’s average daily net assets, in each case subject to a $20,000 annual minimum.

The following table shows the administration fees paid by the Funds to U.S. Bancorp Fund Services, LLC, the Funds’ prior administrator.

The following replaces the first sentence of the first paragraph under the heading “DISTRIBUTION AGREEMENT, DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN” on page 44:

The Trust has entered into a Distribution Agreement with respect to the Funds with Quasar Distributors, LLC, an affiliate of the U. S. Bancorp Fund Services, LLC, the Trust’s former administrator (through September 14, 2009).

The following replaces the paragraph captioned “Custodian” on page 48:

Brown Brothers Harriman Co., located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the custodian for the Funds.  The custodian holds the securities, cash and other assets of the Funds.